EXHIBIT 15
                      Accountants' Acknowledgment

The Board of Directors
PepsiCo, Inc.

We hereby acknowledge our awareness of the use of our report dated October 13, 1998 included within the Quarterly Report on Form 10-Q of PepsiCo, Inc. for the twelve and thirty-six weeks ended September 5, 1998, and incorporated by
reference  in  the  following   Registration   Statements  and  in  the  related
Prospectuses:

                                                        Registration
Description                                             Statement Number
Form S-3
PepsiCo SharePower Stock Option Plan for PCDC
 Employees                                               33-42121
$32,500,000 Puerto Rico Industrial, Medical and
   Environmental Pollution Control Facilities
   Financing Authority Adjustable Rate Industrial
   Revenue Bonds                                         33-53232
Extension of the PepsiCo SharePower Stock Option
   Plan to Employees of Snack Ventures Europe, a
   joint venture between  PepsiCo Foods International
   and General Mills, Inc.                               33-50685
$4,587,000,000 Debt Securities and Warrants              33-64243

Form S-8
PepsiCo SharePower Stock Option Plan                     33-35602, 33-29037,
                                                         33-42058, 33-51496,
                                                         33-54731 & 33-66150
1988 Director Stock Plan                                 33-22970
1979 Incentive Plan and the 1987 Incentive Plan          33-19539
1994 Long-Term Incentive Plan                            33-54733
1995 Stock Option Incentive Plan                         33-61731 & 333-09363
1979 Incentive Plan                                      2-65410
PepsiCo, Inc. Long Term Savings Program                  2-82645, 33-51514 &
                                                         33-60965

Pursuant to Rule 436(c) of the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

                                             KPMG Peat Marwick LLP
New York, New York
October 20, 1998



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